Citigroup Alternative Investments Multi-Adviser
Hedge Fund Portfolios LLC

55 E. 59th Street, 10th Floor
New York, NY 10022
(212) 559-4999

SUPPLEMENT DATED APRIL 20, 2010
TO THE OFFERING MEMORANDUM
DATED JULY 31, 2009

This Supplement modifies the Offering Memorandum dated July 31, 2009 (the “Memorandum”) for Series G Shares of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the “Company”).  All capitalized words and expressions in this Supplement shall have the same meanings as defined in the Memorandum.

Business and Affairs of the Adviser

On April 14, 2010, a transaction was announced whereby SkyBridge Capital (“SkyBridge”) will acquire certain businesses of Citigroup Alternative Investments LLC, the Company’s investment adviser.  SkyBridge is a global alternative investment firm registered as an investment adviser with the Securities and Exchange Commission and having approximately $1.4 billion under management.

Mr. Raymond Nolte, currently CEO of Citigroup Alternative Investments LLC’s Fund of Hedge Funds Group and a Director, President and Portfolio Manager of the Company, will join SkyBridge as a Managing Partner and Chief Investment Officer.  All investment professionals of the Adviser that currently have significant involvement in the Company’s operations are expected to join Mr. Nolte at SkyBridge.  Mr. Nolte and his team look forward to continuing to manage the Company under their current investment program and with no changes planned to the Company’s investment objectives or policies.

Prior to the closing of the transaction, the Company’s Board of Directors will meet to consider the planned transition of the Company’s investment advisory services to SkyBridge.  In accordance with applicable Securities and Exchange Commission rules, if the Board approves such a transition, a special meeting of Shareholders will be scheduled and proxy materials will be distributed for Shareholders to vote on a new advisory contract with SkyBridge.